Exhibit 10.24

AMENDMENT NO. 1 TO AT MARKET ISSUANCE SALES AGREEMENT

March 28, 2017

FBR Capital Markets & Co.
1300 North 17th Street, Suite 1400
Arlington, VA 22209

MLV & Co.  LLC
299 Park Avenue, 7th Floor
New York, NY  10171

Ladies and Gentlemen:

Asterias Biotherapeutics, Inc. (the “Company”), and MLV & Co. LLC (“MLV”), are parties to that certain At Market Issuance Sales Agreement dated April 10, 2015 (the “Original Agreement”). All capitalized terms not defined herein shall have the meanings ascribed to them in the Original Agreement.  The parties, together with FBR Capital Markets & Co. (“FBR”), intending to be legally bound, hereby amend the Original Agreement as follows:

1.             All references to “MLV & Co. LLC” set forth in the Original Agreement are revised to read “MLV & Co. LLC and FBR Capital Markets & Co.” All references to “MLV” shall refer to FBR and MLV, each individually as an “Agent” and collectively, “the Agent.”

2.             Section 1 of the Original Agreement is hereby amended to replace:

“The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through MLV, shares (the “Placement Shares”) of the Company’s Series A common stock, par value $0.0001 per share (the “Common Stock”) up to an aggregate offering price of $20,000,000, provided however, that in no event shall the Company issue or sell through MLV such number of Placement Shares that (a) exceeds the number of shares of Common Stock registered on the effective Registration Statement (as defined below) pursuant to which the offering is being made, or (b) exceeds the number of authorized but unissued shares of Common Stock that are not reserved for any other purpose (the lesser of (a) and (b), the “Maximum Amount”). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 on the number or amount of Placement Shares issued and sold under this Agreement shall be the sole responsibility of the Company and that MLV shall have no obligation in connection with such compliance. The issuance and sale of Placement Shares through MLV will be effected pursuant to the Registration Statement (as defined below), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue any Placement Shares.

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Securities Act”), with the Securities and Exchange Commission (the “Commission”), a registration statement on Form S-3 (333-200745), including a base prospectus relating to certain securities to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”).

With,

“The Company agrees that, from time to time, beginning on March [•], 2017, on the terms and subject to the conditions set forth herein, it may issue and sell through the Agent, shares (the “Placement Shares”) of the Company’s Series A common stock, par value $0.0001 per share (the “Common Stock”) up to an aggregate offering price of $25,000,000, provided however, that in no event shall the Company issue or sell through the Agent such number of Placement Shares that (a) exceeds the number of shares of Common Stock registered on the effective Registration Statement (as defined below) pursuant to which the offering is being made, or (b) exceeds the number of authorized but unissued shares of Common Stock that are not reserved for any other purpose (the lesser of (a) and (b), the “Maximum Amount”). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 on the number or amount of Placement Shares issued and sold under this Agreement shall be the sole responsibility of the Company and that the Agent shall have no obligation in connection with such compliance. The issuance and sale of Placement Shares through the Agent will be effected pursuant to the Registration Statement (as defined below), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue any Placement Shares.

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Securities Act”), with the Securities and Exchange Commission (the “Commission”), a registration statement on Form S-3 (333-215154), including a base prospectus relating to certain securities to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”).

3.            All references to “April 10, 2015” set forth in Schedule I and Exhibit 7(l) of the Original Agreement are revised to read “April 10, 2015 (as amended by Amendment No. 1 to At Market Issuance Sales Agreement, dated March [•], 2017)”.

4.             Section 14 of the Original Agreement is hereby amended to replace,

“MLV & Co.  LLC
1301 Avenue of the Americas, 43rd Floor
New York, New York 10019
Attention:          General Counsel
Telephone:        (212) 542-5880
Email:                  mlvlegal@mlvco.com
Facsimile No.:   (212) 317-1515

with a copy (which shall not constitute notice) to:

LeClairRyan, A Professional Corporation
885 Third Avenue
New York, NY 10022
Attention:          James T. Seery
Telephone:        (973) 491-3315
Email:                  james.seery@leclairryan.com

and if to the Company, shall be delivered to:

Asterias Biotherapeutics, Inc.
230 Constitution Drive
Menlo Park, California 94025
Attention:          Chief Executive Officer
Facsimile No.:   (650) 433-2998”

With,

“MLV & Co.  LLC
299 Park Avenue, 7th Floor
New York, NY  10171
Attention:          Legal Department
Facsimile:           (212) 542-5880
Email:                  mlvlegal@mlvco.com

And

FBR Capital Markets & Co.
1300 North 17th Street, Suite 1400
Arlington, VA 22209
Attention:          Legal Department
Email:                  atmadmin@fbr.com

with a copy (which shall not constitute notice) to:

Duane Morris LLP
One Riverfront Plaza
1037 Raymond Boulevard, Suite 1800
Newark, NJ 07102
Attention:          James T. Seery
Email:                  JTSeery@duanemorris.com

and if to the Company, shall be delivered to:

Asterias Biotherapeutics, Inc.
6300 Dumbarton Circle
Fremont, CA 94555
Attention:          Chief Financial Officer
Email:                  rchavez@asteriasbio.com
Facsimile No.:    (510) 456-3796”

5.             Schedule 3 is hereby amended to replace,

“The Company

Pedro Lichtinger	plichtinger@asteriasbio.com
Robert Peabody	rpeabody@biotimemail.com

MLV

Randy Billhardt	rbillhardt@mlvco.com
Ryan Loforte	rloforte@mlvco.com
Patrice McNicoll	pmcnicoll@mlvco.com
Miranda Toledano	mtoledano@mlvco.com

With a copy to mlvatmdesk@mlvco.com”

With,
“The Company

Stephen L. Cartt	scartt@asteriasbio.com
Ryan D. Chavez	rchavez@asteriasbio.com

MLV and FBR

Patrice McNicoll	pmcnicoll@fbr.com
Matthew Feinberg	mfeinberg@fbr.com
Ryan Loforte	rloforte@fbr.com

With a copy to atmadmin@fbr.com.”

6.             Except as specifically set forth herein, all other provisions of the Original Agreement shall remain in full force and effect.

7.            Entire Agreement; Amendment; Severability. This Amendment No. 1 to Sales Agreement together with the Original Agreement (including all schedules and exhibits attached hereto and thereto and Placement Notices issued pursuant hereto and thereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. All references in the Original Agreement to the “Agreement” shall mean the Original Agreement as amended by this Amendment No. 1; provided, however, that all references to “date of this Agreement” in the Original Agreement shall continue to refer to the date of the Original Agreement, and the reference to “time of execution of this Agreement” set forth in Section 13(a) shall continue to refer to the time of execution of the Original Agreement.

8.             Applicable Law; Consent to Jurisdiction. This amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

9.             Waiver of Jury Trial. The Company, MLV and FBR each hereby irrevocably waives any right it may have to a trial by jury in respect of any claim based upon or arising out of this amendment or any transaction contemplated hereby.

10.           Counterparts. This amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed amendment by one party to the other may be made by facsimile transmission.

[Signature Page Follows]

If the foregoing correctly sets forth the understanding among the Company, MLV and FBR, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding amendment to the Agreement between the Company, MLV and FBR.

Very truly yours,

ASTERIAS BIOTHERAPEUTICS, INC.

By:	/s/ Stephen L. Cartt
Name:	Stephen L. Cartt
Title:	President and Chief Executive Officer

MLV & CO. LLC

By:	/s/ Patrice McNicoll
Name:	Patrice McNicoll
Title:	Chief Executive Officer

FBR CAPITAL MARKETS & CO.

By:	/s/ Patrice McNicoll
Name:	Patrice McNicoll
Title:	Co-Head of Capital Markets

[Signature Page to Amendment No. 1]